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                                                                    EXHIBIT 10.7


                                   L E A S E

         THIS LEASE, made this 7th day of October, 1963, by and between TWIN CITY DEVELOPMENT CO., a Washington corporation, hereinafter designated as the "Landlord", and BANK OF COWLITZ COUNTY, a Washington corporation, hereinafter designated as "Tenant",

                              W I T N E S S E T H

         1. PREMISES. The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, area in the development known as TRIANGLE SHOPPING CENTER.

         A plan of the Shopping Center is hereto annexed as Exhibit "A", which shows the location of the demised premises. A legal description of the lands comprising the Shopping Center is hereto annexed as Exhibit "B".

         In addition to the premises mentioned herein, this Lease includes the nonexclusive right to Tenant and its agents, employees, invitees, customers, suppliers, and patrons to use and enjoy throughout the term of this Lease the "common areas" of the Shopping Center and other features and facilities provided for the general uses and purposes of the Shopping Center.

         2. TERM. The term of this Lease shall commence on Noon of the first day the building is completed and ready for occupancy as certified by the architect but no later than April 1, 1964, and shall continue for twenty-five
(25) years.

         (A) The Tenant may, by written notice to Landlord given one hundred eighty (180) or more days before the end of the original term of twenty-five (25) years, extend the term for ten (10) years from the end of such original term upon the same terms and conditions as herein set forth except as to rental, which shall be fixed as hereinafter provided.

         (B) If Tenant has exercised the foregoing option to extend the term, it may, by written notice to Landlord, given one hundred eighty (180) or more days before the end of the term is extended by the ten (10) year period referred to in Section 2(A), further extend the term to September 30, 2006, upon the same terms and conditions, except as to rental, which shall be fixed as hereinafter provided.

         (C)     If Tenant exercises the respective options granted in (A) and
(B) above, the rental shall be mutually agreed upon. In the event the parties are unable to agree as to rental, they shall each choose an arbitrator, and the two so appointed shall select a third, and the decision of a majority of said arbitrators shall be binding upon the parties. The arbitrators shall be charged with arriving at a fair market rental as of date each option becomes operative, based upon the economic value of the land herein leased. Each party shall pay the costs of the arbitrator selected by him and shall share equally the costs of the third.

         3. RENTAL. Tenant covenants and agrees to pay to the Landlord an annual rental of Two Thousand Four Hundred and No/100 ($2,400.00) Dollars, payable in equal monthly installments with a





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proportional share thereof for any partial month, which rental shall be paid in advance on the 1st day of each and every calendar month during the term or any extensions hereof.

         The annual Cowlitz County Real Property Taxes, diking assessment, and periodic fire insurance premiums shall be payable by Tenant, and evidence of payment before delinquency furnished to Landlord. It is understood that the parties will cause the Cowlitz County Assessor to segregate the assessments so that the tax assessed and payable on the improved premises occupied by Tenant is determined for payment by Tenant. It is understood that Landlord is to pay Real Estate Property Taxes and Diking Assessment on the land only and that the balance will be paid by Tenant.

         4. CONSTRUCTION. Tenant shall, with all reasonable expedition, proceed to erect upon the demised premises a building on the space herein leased in accordance with the plans and specifications to be approved by Landlord, which approval shall not be unreasonably withheld.

         5. UTILITIES. Tenant shall pay the monthly or periodic charges for all of its requirements for utilities such as gas, water, and electricity and sewer charges imposed by governmental authorities if based on water consumed, and shall pay for heating and air conditioning of areas occupied solely by Tenant.

         6. USE OF PREMISES. The premises shall at all times be used and occupied only for a bank and all purposes incidental thereto and for no other purpose or purposes without Landlord's consent, it being further understood that Landlord has entered into leases with other Tenants and this Lease is subject to such lease or leases.

         7. SIGNS. Tenant may provide and maintain, subject to the approval of the Landlord, which approval shall not be arbitrarily withheld, a proper identifying sign or signs.

         8. ASSIGNMENT AND SUBLETTING. Tenant covenants and agrees that it will not assign this Lease or sub-let the whole or any part of the demised premises without, in each instance, having first received the express written consent of the Landlord; however, any such assignment shall not relieve Tenant of its obligation hereunder, and Tenant shall continue to be liable to Landlord with respect thereto as fully as though such assignment had not been made.

         9. REPAIRS, MAINTENANCE AND ALTERATIONS. The Tenant agrees to construct the building upon the property described herein in a good and workmanlike manner and permit no liens to attach to the premises as a result of its work. Alterations made by the Tenant shall be at its sole expense after approval of Landlord, which approval shall not be arbitrarily withheld, and Tenant shall be responsible for any damage or cost incurred to the Leased premises because of making such alterations. The Tenant agrees to conform to and comply with all rules, laws, ordinances, and regulations of Federal, State, County, and Municipal authority in the use and





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occupation or alteration and repair of the demised premises as related to its particular occupancy. Tenant agrees to maintain the entire premises during the term of this Lease and any extensions hereof. Tenant shall have the right to place or install on said leased premises such fixtures and equipment including modernization and replacement, as it shall deem desirable for the conduct of its business therein. At the termination of this Lease or any extension or renewal thereof, Tenant may remove from said leased premises all personal property and fixtures placed by it on said premises at its own expense, and Tenant agrees to repair any damage to the premises caused by the removal of its personal property and fixtures.

         10. INSURANCE. Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature, except those resulting from the negligence of Landlord or its agents, arising from any act, omission or negligence of Tenant or Tenant's contractors, agents, servants, or employees, or arising from any accident, injury or damage whatsoever caused to any person or to the property of any person occurring during the term hereof in or about the Tenant's demised premises but within the Shopping Center development of which the demised premises are a part, where such accident, damage, or injury results or is claimed to have resulted from an act or omission of the Tenant or his agents or employees. This indemnity and hold-harmless agreement shall include indemnity against all costs, expenses, and liabilities in, or in connection with, any such claim or proceeding brought thereon and the defense thereof.

         Tenant agrees to maintain in full force during the term hereof a policy of public liability insurance; the minimum limits of liability of such insurance shall be $100,000.00 for injury (or death) to any one person and $300,000.00 for any injury (or death) to more than one person.

         Tenant agrees to use and occupy the demised premises and to use all other portions of the common areas in the Shopping Center at its own risk; and the Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant. The provisions of this section shall apply during the whole of the term hereof.

         It is understood and agreed that Tenant assumes all risk of damage to its own property arising from any cause whatsoever, including, without limitation, loss by theft or otherwise.

         Tenant covenants and agrees that it will not do or permit anything to be done in or upon the demised premises or bring in anything or keep anything therein which shall increase the rate of insurance on the Shopping Center area, and further agrees that, in the event it shall do any of the foregoing, it will promptly pay to the Landlord upon demand, any such increase resulting therefrom, which shall be due and payable as additional rental hereunder.

         11. DESTRUCTION OF PREMISES. In the event of a partial or total destruction of the premises during the lease term or any extensions from any cause, Tenant shall forthwith repair the same, providing such repairs can be made under the laws and regulations





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of Federal, State, County, and Municipal authorities.  Such destruction shall in no wise annul or void this Lease. If such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party.

         12. DEFAULT AND RE-ENTRY. It is expressly agreed between the parties hereto that, if default be made in the payment of the rent above reserved or any part thereof, or in any of the covenants and agreements herein contained to be kept by the Tenant, after thirty (30) days' notice to Tenant of such alleged breach, (except five [5] days written notice for nonpayment of rental), it shall be lawful for the Landlord or assigns at any time after the expiration of said notice, if said default is not cured, at the election of the Landlord or assigns, to re-enter said demised premises or any part thereof, either with or without process of law, and to expel, remove and put out the Tenant or any other person or persons occupying the same, using such force as may be necessary so to do, and the said premises again to repossess and enjoy, as before this demise, without prejudice or any remedies which might otherwise be used for arrears of rent or preceding breach of covenants.

         In case of such termination, re-entry, or dispossession by summary proceedings or otherwise, the Tenant will also pay to Landlord all expenses which Landlord may then or thereafter incur for legal expenses, reasonable attorney fees, brokerage commissions, and all other reasonable costs paid or incurred by Landlord for restoring the demised premises to good order and condition and for altering or otherwise preparing the same for re-letting, and title to all Tenant's improvements shall revert to Landlord.

         13. NOTICES. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be sent by registered mail, postage prepaid.

         If intended for Landlord, addressed to it at the address then designated for the payment of rent, which is presently No. 7, Triangle Shopping Center, c/o Longview Mortgage Co., Longview, Washington.

         If intended for Tenant, addressed to it at 1347 - 14th Avenue, Longview, Washington.

         14. QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease, on payment of the rental and observing, keeping, and performing all of the terms and provisions of this Lease on its part to be observed, kept, and performed, shall lawfully, peaceably, and quietly have, hold and enjoy the demised premises during the term hereof without hindrance or interference by any persons lawfully claiming unto the Landlord.

         15. TENANT'S ASSOCIATION. Tenant agrees to join and remain a member in good standing with other tenants of said Shopping Center in the formation of a Tenants' Association, which said Tenants' Association shall pay the cost of operating, lighting, cleaning, removing snow, policing, insuring against casualties,





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injuries and damage which may occur in such public areas and otherwise lawfully maintaining, operating, and repairing the parking area, walks, and other areas common to all tenants. Tenant agrees to pay a sum equal to one cent per square foot per month of the gross building area herein leased.

         For the good and welfare of all tenants in the Shopping Center, their employees, agents, customers, and invitees, Landlord expressly reserves the right to promulgate reasonable rules and regulations relating to the use of all common areas. Said rules and regulations shall be binding upon Tenant ten days after the mailing of a copy thereof to Tenant at the demised premises. For the enforcement of all provisions of this clause, Landlord shall have available to it all the remedies in this Lease provided for a breach thereof and all legal remedies, whether or not provided for in this Lease, at law or in equity. The Landlord will, upon request of the Tenant's Association, exercise the enforcement provisions set forth in this Lease as to any tenant who fails to cooperate or participate with said Tenant's Association.

         16. MISCELLANEOUS. Landlord shall have the right to enter upon the demised premises at all reasonable hours for the purpose of inspecting the same.

         For a period commencing one hundred twenty (120) days prior to the termination of this Lease, Landlord may have reasonable access to the premises herein demised for the purpose of exhibiting the same to prospective tenants.

         Landlord shall pay, or cause to be paid, before the same become delinquent, all general and special taxes which may be lawfully charged, assessed or imposed upon the demised land only.

         Landlord shall in no event be in default for the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days or such additional time as is reasonably required to correct any such default after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

         This Lease shall be subject and subordinate to any first mortgage on the demised premises placed with an insurance company or other lending institution authorized to lend money; however, the Tenant's rights under this Lease shall not be impaired so long as Tenant is not in default.

         The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by a party hereto unless such waiver be in writing signed by such party.

         At the expiration of this Lease, Tenant shall surrender the demised premises in good condition and broom clean, reasonable wear and tear and damage by fire or casualty excepted.





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         17.     LEASE BINDING ON SUCCESSORS.  Except as herein otherwise
expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant.





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         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease
Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and signed and attested by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       TWIN CITY DEVELOPMENT CO.




                                       By /s/ H. R. Calbom
                                          ----------------------------------


ATTEST:


/s/ F. L. Eaton
---------------------------------
          Landlord



                                       BANK OF COWLITZ COUNTY



                                       By /s/ Woodrow C. Button President
                                          ------------------------------------
                                          President

ATTEST:


/s/ Earl C. Page
-----------------------------------
Vice President and Cashier





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STATE OF WASHINGTON               )
                                  )       ss.
COUNTY OF COWLITZ                 )

         On this 7th day of October, 1963, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared H. R. CALBOM and F. L. EATON, to me known to be the President and Secretary, respectively, of TWIN CITY DEVELOPMENT CO., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal hereto affixed the day and year first above written.


                                       /s/
                                       -------------------------------------
                                       Notary Public in  and for the State
                                       of Washington, residing at Longview



STATE OF WASHINGTON               )
                                  )       ss.
COUNTY OF COWLITZ                 )

         On this 9th day of October, 1963, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared WOODROW C. BUTTON and EARL C. PAGE, to me known to be the President and Cashier, respectively, of the BANK OF COWLITZ COUNTY, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal hereto affixed the day and year first above written.



                                       /s/
                                       --------------------------------------
                                       Notary Public in and for the State
                                       of Washington, residing at Longview





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                                  EXHIBIT "B"

Commencing at the Northwesterly corner of Tract No. 1 (which is the initial point of Assessor's Plat No. 17) of Assessor's Plat No. 17, as recorded in Volume 8 of Plats, page 39, Records of Cowlitz County, Washington; thence South 15 degrees 02' West a distance of 227.71 feet to the true point of beginning of this description; thence North 88 degrees 50' 30" East a distance of 181.50 feet; thence North 15 degrees 02' East a distance of 10.41 feet; thence North 88 degrees 50' 39" East a distance of 797.32 feet; thence South 15 degrees 02' West a distance of 84.55 feet; thence South 74 degrees 58' East a distance of 40.00 feet; thence South 15 degrees 02' West a distance of 228.51 feet; thence South 74 degrees 58' East a distance of 2.72 feet; thence South 32 degrees 21' 29" East a distance of 292.00 feet; thence South 57 degrees 38' 31" West a distance of 1,540.00 feet; thence North 32 degrees 21' 29" West a distance of 160.00 feet; thence South 57 degrees 38' 31" West a distance of 55.13 feet; thence North 15 degrees 02' East a distance of 1,293.12 feet to the true point of beginning, situate in Cowlitz County, Washington, EXCEPTING that portion of Tract 29, Assessors Plat No. 17 conveyed to the City of Longview for street purposes by deed recorded under Auditor's file No. 537358, records of the auditor of said county.





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